Exhibit 99.1

EXECUTION VERSION

DEED OF RETIREMENT AND

APPOINTMENT OF MANAGER

SMART ABS SERIES 2016-2US TRUST

MACQUARIE SECURITIES MANAGEMENT PTY LIMITED

ABN 26 003 435 443

MACQUARIE SECURITISATION LIMITED

ABN 16 003 297 336

MACQUARIE LEASING PTY LIMITED

ABN 38 002 674 982

MACQUARIE BANK LIMITED

ABN 46 008 583 542

PERPETUAL TRUSTEE COMPANY LIMITED

ABN 42 000 001 007

P.T. LIMITED

ABN 67 004 454 666

THE BANK OF NEW YORK MELLON

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

ABN 11 005 357 522

i

DEED OF RETIREMENT AND APPOINTMENT OF MANAGER made at Sydney on 28 March 2019

PARTIES:

(1)	MACQUARIE SECURITIES MANAGEMENT PTY LIMITED ABN 26 003 435 443 of Level 1, 50 Martin Place, Sydney NSW 2000 (the Retiring Manager).

(2)	MACQUARIE SECURITISATION LIMITED ABN 16 003 297 336 of Level 1, 50 Martin Place, Sydney NSW 2000 (the New Manager).

(3)	MACQUARIE LEASING PTY LIMITED ABN 38 002 583 542 of Level 6, 50 Martin Place, Sydney NSW 2000 (MLPL, the Seller and the Servicer).

(4)	MACQUARIE BANK LIMITED ABN 46 008 583 542 of Level 1, 50 Martin Place, Sydney, NSW 2000 (MBL, the Income Unitholder, the Capital Unitholder and the Fixed Rate Swap Provider).

(5)	PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 of Level 18, Angel Place, 123 Pitt Street, Sydney NSW 2000 in its capacity as trustee of the Series Trust (the Trustee).

(6)	P.T. LIMITED ABN 67 004 454 666 of Level 18, Angel Place, 123 Pitt Street, Sydney NSW 2000 in its capacity as trustee of the Security Trust (the Security Trustee).

(7)	THE BANK OF NEW YORK MELLON (BNYM, the US$ Note Trustee, the Principal Paying Agent, the Agent Bank and the US$ Note Register).

(8)	AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED ABN 11 005 357 522 (the Currency Swap Provider).

BACKGROUND:

Pursuant to this Deed:

(A)	the Retiring Manager will retire as manager of the Series Trust and be released from all obligations of the “Manager” under all of the Transaction Documents; and

(B)	the New Manager will be appointed as manager of the Series Trust and assume all the rights and obligations of the “Manager” under all of the Transaction Documents.

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

Unless defined in this Deed, all terms defined in the Master Trust Deed (including by way of incorporation by reference) have the same meanings when used in this Deed, and in this Deed:

Effective Date means by 1 April 2019, or such later date as may be notified by the Retiring Manager to the Trustee, provided the Effective Date must be the same as the “Effective Date” that applies for each Other Deed of Appointment and Retirement.

Master Trust Deed means the master trust deed in relation to the SMART ABS Trusts between the Trustee and the Retiring Manager, dated 11 March 2002 (as amended and restated from time to time).

Other Deed of Appointment and Retirement means each of:

(a)	this Deed;

(b)	the Deed of Appointment and Retirement SMART ABS Series 2015-2 Trust;

(c)	the Deed of Appointment and Retirement SMART ABS Series 2015-3US Trust;

(d)	the Deed of Appointment and Retirement SMART ABS Series 2015-4E Trust;

(e)	the Deed of Appointment and Retirement SMART ABS Series 2016-1 Trust;

(f)	the Deed of Appointment and Retirement SMART ABS Series 2016-3 Trust;

(g)	the Deed of Appointment and Retirement SMART ABS Series 2017-1 Trust;

(h)	the Deed of Appointment and Retirement SMART ABS Series 2017-2US Trust;

(i)	the Deed of Appointment and Retirement SMART Series R Trust;

(j)	the Deed of Appointment and Retirement SMART S Warehouse Trust;

(k)	the Deed of Appointment and Retirement SMART O Warehouse Trust; and

(l)	the Deed of Appointment and Retirement SMART E Trust.

Party means each party to this Deed and, without limitation includes:

(a)	the New Manager;

(b)	the Retiring Manager;

(c)	MLPL, including as the Seller and the Servicer and in each other capacity in which it is party to any Transaction Document;

(d)	MBL, including as the Income Unitholder, the Capital Unitholder and the Fixed Rate Swap Provider and in each other capacity in which it is party to any Transaction Document;

(e)	the Trustee;

(f)	the Security Trustee;

(g)	BNYM, including as the US$ Note Trustee, the Principal Paying Agent, the Agent Bank and the US$ Note Register and in each other capacity in which it is party to any Transaction Document; and

(h)	the Currency Swap Provider.

Security Trust means the Security Trust (as defined in the Master Security Trust Deed) relating to the Series Trust.

Series Trust means the trust known as “SMART ABS Series 2016-2US Trust” constituted pursuant to the Master Trust Deed and a Trust Creation Notice.

Transaction Document means each Transaction Document in respect of the Series Trust (other than this Deed):

(a)	to which the Retiring Manager is a party;

(b)	under which the Retiring Manager derives rights; or

(c)	which otherwise references the Retiring Manager,

in each case, in its capacity as “Manager” of the Series Trust.

1.2	Interpretation

Clause 1.2 of the Master Trust Deed applies to this Deed as if set out in it in full in this Deed.

1.3	Transaction Document

This Deed is a Transaction Document for the purposes of the Series Trust.

2.	RETIREMENT AND APPOINTMENT OF THE MANAGER

2.1	Retirement and Assumption

With effect on and from the Effective Date, and in each case subject to clause 2.3:

(a)	the Retiring Manager:

(i)	retires as the Manager of the Series Trust;

(ii)	ceases to be bound by, and obliged to comply with, the provisions of each Transaction Document in so far as those provisions purport to apply to the Manager; and

(iii)	ceases to have any of the rights and powers under the provisions of each Transaction Document, insofar as those provisions purport to apply to the Manager;

(b)	the New Manager:

(i)	is appointed as the Manager of the Series Trust;

(ii)	is bound by, and obliged to comply with, the provisions of each Transaction Document, in so far as those provisions purport to apply to the Manager, as if it was named therein as the Manager; and

(iii)

has all the rights and powers of the Retiring Manager under the provisions of each Transaction Document, insofar as those provisions purport to apply to the Manager, as if it was named therein as the Manager;

(c)

without limiting the foregoing, each reference in each Transaction Document to the “Manager” and the Retiring Manager shall be read as a reference to the New Manager and all rights and obligations of each party shall be constructed accordingly; and

(d)	for the purposes of the Transaction Documents, the notice details of the New Manager will be as follows:

Name: Macquarie Securitisation Limited

ABN: 16 003 297 336

Address: Level 6, 1 Shelly Street, Sydney NSW 2000

Email: Treasury-TransactionManagement@macquarie.com

Attention: Transaction Management.

2.2	Release

With effect on and from the Effective Date, each Party releases the Retiring Manager from any obligation, liability, loss, claim for damages, costs and expenses arising under, out of or in connection with the Transaction Documents that:

(a)	arises on or after; or

(b)	is accrued as at, but is required to be discharged or performed after,

the Effective Date.

2.3	Accrued Rights

The assumption and release under this clause 2 does not prejudice any accrued rights, obligations, claims or liabilities arising under the Transaction Documents in connection with the performance of the Transaction Documents before the Effective Date.

2.4	Retiring Manager to deliver documents

Upon reasonable request of the New Manager, the Retiring Manager agrees to deliver to the New Manager all such documents and other information as may be in its possession relating to the Series Trust.

2.5	Consent

(a)	To the extent that any Transaction Document specifies that:

(i)	the retirement of the Retiring Manager in accordance with this Deed; or

(ii)	the appointment of the New Manager in accordance with this Deed,

may only be made with the consent of a particular Party, that Party is hereby taken to have provided its consent to such matters for the purposes of the relevant Transaction Document.

(b)	Each Party agrees that, to the extent any Transaction Document requires a notice period or other formality to be complied with in order to effect:

(i)	the retirement of the Retiring Manager in accordance with this Deed; or

(ii)	the appointment of the New Manager in accordance with this Deed,

such notice period or other formality is waived for the purposes of the Transaction Documents. Without limiting the foregoing, the Trustee agrees that this Deed (together with each Other Deed of Appointment and Retirement) constitutes effective written notice of the Retiring Manager’s retirement from the management of all Series Trusts (as defined in the Master Trust Deed) for the purposes of clause 20.3(a) of the Master Trust Deed, notwithstanding that this Deed may be dated less than three months prior to the Effective Date.

2.6	Direction

Each Party (other than the Trustee and the Security Trustee) hereby:

(a)	directs the Trustee to enter into this Deed; and

(b)	directs the Security Trustee to enter into this Deed,

and each of the Trustee and the Security Trustee enters into this Deed on the basis of each such direction.

2.7	Rating Notification

The Manager hereby confirms that it:

(a)

has notified the Rating Agencies in respect of the Series Trust, and in respect of each other “Series Trust” (as defined in the Master Trust Deed), of the retirement of the Retiring Manager and appointment of the New Manager as manager of the Series Trust and each such other “Series Trust” pursuant to this Deed and each Other Deed of Appointment and Retirement; and

(b)	is satisfied in its discretion and on a reasonable basis that that event or circumstance will not result in a reduction or withdrawal of any ratings then assigned by any Rating Agency:

(i)	to any Notes issued by the Trustee in its capacity as trustee of the Series Trust; or

(ii)	to any Notes issued by the Perpetual Trustee Company Limited in its capacity as trustee of any other “Series Trust” (as defined in the Master Trust Deed) in existence as at the Effective Date.

2.8	Costs and Expenses

Notwithstanding the provisions of clause 20.3(c) of the Master Trust Deed, all costs and expenses incurred by any Party in relation to the entry into and performance of, this Deed shall be borne by MLPL and will neither be costs nor expenses of the Series Trust.

3.	ACKNOWLEDGEMENT

The Parties acknowledge and agree that:

(a)	this Deed applies despite any inconsistency between this Deed and the Transaction Documents (including clause 20.3) of the Master Trust Deed;

(b)	the confirmation in clause 2.7 constitutes a Rating Notification and satisfies the requirements of clause 20.4(a) of the Master Trust Deed;

(c)	this Deed (together with each Other Deed of Appointment and Retirement) satisfies the requirements of clause 20.4(b) of the Master Trust Deed;

(d)	in the event of any inconsistency between this Deed and a Transaction Document, this Deed will prevail; and

(e)	nothing in this Deed or any of the transactions contemplated by this Deed constitutes a breach of any term of any Transaction Document.

4.	GENERAL

4.1	Further Assurance

Each Party agrees that it will do all such things and execute such documents as may be reasonably required on its respective part to give full force and effect to:

(a)	the retirement of the Retiring Manager in accordance with this Deed; and

(b)	the appointment of the New Manager in accordance with this Deed.

4.2	Trustee – Limitation of Liability

(a)

The Trustee enters into this Deed only in its capacity as trustee of the Series Trust, and in no other capacity and a reference to the undertaking, assets, business or moneys of the Trustee is a reference to the undertaking, assets, business or moneys of the Trustee in this capacity only.

(b)

Clause 26 of the Master Security Trust Deed is taken to be incorporated in this Deed as if set out in full in it except that any reference to “a Secured Series Trust” or “that Secured Series Trust” is taken to be a reference to the Series Trust.

4.3	Security Trustee – Limitation of Liability

Clause 14.4 of the Master Security Trust Deed is taken to be incorporated in this Deed as if set out in full in it except that any reference to “a Secured Series Trust” is taken to be a reference to the Series Trust, and any reference to “a Security Trust” is taken to be a reference to the Security Trust.

4.4	Governing Law

This Deed is to be governed by and construed in accordance with the laws of the Australian Capital Territory and the parties submit to the jurisdictions of the courts of that Territory.

4.5	Jurisdiction

(a)

Each party irrevocably submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory, and the courts competent to determine appeals from those courts, with respect to any proceedings which may be brought at any time relating in any way to this Deed.

(b)

Each party irrevocably waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, where that venue falls within paragraph (a) of this clause.

4.6	Counterparts

This Deed may be executed in any number of counterparts all of which taken together will be deemed to constitute one and the same document.

4.7	Severability of provisions

In the event that any provision of this Deed is prohibited or unenforceable in any jurisdiction such provision will as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Deed or affecting the validity or enforceability of such provision in any other jurisdiction.

SIGNATORIES

EXECUTED as a DEED

SIGNED SEALED AND DELIVERED for and on behalf of MACQUARIE SECURITIES MANAGEMENT PTY LIMITED ABN 26 003 435 443 by and its Attorneys under a Power of Attorney dated 29/06/2017	/s/ Kevin Lee Signature of Attorney Kevin Lee Division Director
and the Attorneys declare that the Attorneys have not received any notice of the revocation of such Power of Attorney in the presence of:

/s/ Daniel Sharrock Signature of Witness	/s/ Kristin Adler Signature of Attorney
Kristin Adler Associate Director
Daniel Sharrock Name of Witness in full

SIGNED SEALED AND DELIVERED for and on behalf of MACQUARIE SECURITISATION LIMITED ABN 16 003 297 336 by	/s/ Bevan Richardson
and	Signature of Attorney Bevan Richardson
its Attorneys under a Power of Attorney dated 28/02/2018
and the Attorneys declare that the Attorneys have not received any notice of the revocation of such Power of Attorney in the presence of:

/s/ Jennifer Chamberlain Signature of Witness	/s/ Daniel McGrath Signature of Attorney Daniel McGrath

Jennifer Chamberlain Name of Witness in full

SIGNED SEALED AND DELIVERED for and on

behalf of

THE BANK OF NEW YORK MELLON

by

its Authorised Signatory and the Authorised Signatory declares that he or she has no received any notice of the revocation of their authority to sign, in the presence of:

/s/ Michael Commisso Signature of Authorised Signatory

/s/ Leslie Morales Signature of Witness	Michael Commisso Name of Authorised Signatory

Leslie Morales Name of Witness in full

SIGNED SEALED AND DELIVERED for and on behalf of PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 by

its Attorney under a Power of Attorney dated 21 June 2017 and the Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney, in the presence of:

/s/ Hagbarth Strom Signature of Attorney

/s/ Ying Xu Signature of Witness	Hagbarth Strom Senior Securitisation Manager

Ying Xu Name of Witness in full

SIGNED SEALED and DELIVERED for and on behalf of P.T. LIMITED ABN 67 004 454 666 by its Attorney under a Power of Attorney dated 21 June 2017 and the Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney, in the presence of:

/s/ /s/ Ying Xu Signature of Witness	/s/ Hagbarth Strom Signature of Attorney

/s/ Ying Xu Name of Witness in full	Hagbarth Strom Senior Securitisation Manager

SIGNED for and on behalf of MACQUARIE LEASING PTY LIMITED ABN 38 002 674 982 by and its Attorneys under a Power of Attorney dated 27/02/19	/s/ Bevan Richardson Signature of Attorney
and each Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney in the presence of:	Bevan Richardson

/s/ Jennifer Chamberlain Signature of Witness	/s/ Daniel McGrath Signature of Attorney

Jennifer Chamberlain Name of Witness in full	Daniel McGrath

SIGNED for and on behalf of MACQUARIE BANK LIMITED ABN 46 008 583 542 by and its Attorneys under a Power of Attorney dated 07/06/2017	/s/ Kevin Lee Signature of Attorney
and each Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney in the presence of:	Kevin Lee Division Director

/s/ Daniel Sharrock Signature of Witness	/s/ Kristin Adler Signature of Attorney

Daniel Sharrock Name of Witness in full	Kristin Adler Associate Director

SIGNED SEALED AND DELIVERED for and on behalf of AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED ABN 11 005 357 522 by Geoffrey Cooper and its Attorneys under a Power of Attorney dated 22/11/13	/s/ Geoffrey Cooper Signature of Attorney
and the Attorneys declare that the Attorneys have not received any notice of the revocation of such Power of Attorney in the presence of:

/s/ Sophie Masterton Signature of Witness

Sophie Masterton Name of Witness in full